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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       May 1, 2000
                                                ------------------------------


                               ACT Networks, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       000-25740                77-0152144
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


26707 West Agoura Road, Calabasas, California                      91302
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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code     (818) 871-6400
                                                   -----------------------


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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On May 1, 2000, we, Clarent Corporation and Copper Acquisition Sub, Inc., a wholly owned subsidiary of Clarent ("Merger Sub"), entered into a merger agreement.

         Upon the terms and subject to the conditions in the merger agreement, Merger Sub will be merged with and into us, and we will survive the merger as a subsidiary of Clarent.

         Upon completion of the merger, each share of our common stock which is issued and outstanding immediately prior to completion of the merger (other than shares held by us as treasury stock or owned by Clarent or any of its subsidiaries) will be converted into the right to receive a fraction of a share of Clarent common stock. The exact fraction of a share of Clarent common stock will be determined based on the closing price of Clarent common stock on the trading day immediately preceding the Closing Date.

         Concurrent with the signing of the merger agreement, as an inducement to Clarent's execution of the merger agreement, we entered into a stock option agreement with Clarent, whereby we granted Clarent an option to purchase up to 19.9% of our outstanding common stock upon the occurrence of certain events.

         Also on May 1, 2000, as a further inducement to Clarent's execution of the merger agreement, certain of our officers and directors who own, in the aggregate, 34,030 shares of our common stock and options to purchase 1,262,857 shares of our common stock, agreed to vote in favor of the merger.

         The transaction, which is expected to close in the third quarter of 2000, has been approved by the board of directors of Clarent and by our board of directors and is subject to, among other things, the adoption of the merger agreement by our stockholders, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the effectiveness of a registration statement covering Clarent's issuance of shares of common stock in the merger.

         The description of the transaction set forth above is qualified in its entirety by reference to the merger agreement, stock option agreement and voting agreement filed with this current report, copies of which are attached to this current report as Exhibits 2.1, 4.1 and 10.1, respectively.

         On May 1, 2000, we and Clarent issued a joint press release, a copy of which is attached to this current report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

              2.1 Agreement and Plan of Merger and Reorganization, dated as of May 1, 2000, among Clarent Corporation, Copper Acquisition Sub, Inc. and ACT Networks, Inc.

              4.1 Stock Option Agreement, dated as of May 1, 2000, by and between ACT Networks, Inc. and Clarent Corporation.

             10.1 Form of Voting Agreement, dated as of May 1, 2000, by and between Clarent Corporation and certain officers and directors of ACT Networks, Inc.(1)

             99.1 Joint Press Release issued by Clarent and ACT Networks, Inc. on May 1, 2000 (announcing execution of the Merger Agreement).


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(1)  A voting agreement was executed by each of the following officers and directors: Andre de Fusco, David Weisman, Alain Gravel, Robert Faulk, Eric Grubel, Ramin Sadr, William Ambrose, Arch McGill, Frederick Gluck and Robert Musslewhite.

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                                   SIGNATURES*

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ACT Networks, Inc.
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                                                     (Registrant)


         May 2, 2000                               /s/ ROBERT J. FAULK
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            Date                                       Robert J. Faulk
                                                 Chief Financial Officer and
                                                   Vice President, Finance


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                                 EXHIBIT INDEX


      EXHIBIT
      NUMBER                        DESCRIPTION
      -------                       -----------

        2.1 Agreement and Plan of Merger and Reorganization, dated as of May 1, 2000, among Clarent Corporation, Copper Acquisition Sub, Inc. and ACT Networks, Inc.

        4.1 Stock Option Agreement, dated as of May 1, 2000, by and between ACT Networks, Inc. and Clarent Corporation.

       10.1 Form of Voting Agreement, dated as of May 1, 2000, by and between Clarent Corporation and certain officers and directors of ACT Networks, Inc.(1)

       99.1 Joint Press Release issued by Clarent and ACT Networks, Inc. on May 1, 2000 (announcing execution of the Merger Agreement).


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(1)  A voting agreement was executed by each of the following officers and directors: Andre de Fusco, David Weisman, Alain Gravel, Robert Faulk, Eric Grubel, Ramin Sadr, William Ambrose, Arch McGill, Frederick Gluck and Robert Musslewhite.